EXHIBIT 10.3


                          CHANGE OF CONTROL AGREEMENT

                  THIS CHANGE OF CONTROL AGREEMENT, dated as of this 18th day of April, 1998, by and among Second National Financial Corporation (the "Company") and Jeffrey W. Farrar (the "Executive").

                  In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

                            1.       Employment and Duties.  The Executive is
the Senior Vice President and Chief Financial Officer of the Company and its wholly owned subsidiary, Second Bank & Trust (the "Bank").

                            2.       Term.  The term of this Agreement shall be
deemed to have commenced on April 18, 1998 and continues through December 31, 2000, unless terminated or extended as hereinafter provided. This Agreement shall be extended for additional one year periods following the original term unless either party notifies the other in writing at least one hundred eighty
(180) days prior to the end of the original term, or the end of any additional one-year term, that the Agreement shall not be extended beyond its current term. Notwithstanding the foregoing, no extension (other than pursuant to paragraph (i) of Section 3(a)) shall occur after a Change of Control. connection with a Change of Control (as hereinafter defined), such base salary shall at all times exceed that paid to any other employee of the Company and its subsidiaries. The Executive and the Company agree to formulate and finalize the terms of an incentive compensation program for the benefit of the Executive not later than December 31, 1996.

                            3.       Change of Control and Severance Benefits.

                                     (a)     In the event a Change of Control as
hereinafter defined occurs during the term of this Agreement, the Executive may choose either of the following two alternatives, if written notice of his choice is given to the Company within one hundred eighty (180) days after such Change of Control (with alternative (i) becoming effective if no notice is timely received by the Company):

                                             (i)      the term of this Agreement
as provided in Section 2 hereof shall continue for two (2) consecutive years (24 months) after the Change of Control or the balance of the term of this Agreement, whichever is greater; and in the event the Executive's employment is terminated without Cause by the Company for reasons other than the Executive's Disability, or the Executive resigns his employment with the Company and all of its subsidiaries for Good Reason within one hundred eighty
(180) days after the occurrence of the Good Reason, during the term of this Agreement, except as set forth in Sections 3(b) or 3(c) below, the Executive shall receive as "Severance Benefits" the continuation for eighteen (18) months following his cessation of employment of (A) his annual base salary then in effect (but in no event less than his annual base salary in effect at the Change of Control) and (B) all health and insurance plans as required by federal law, and provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. If the Company reasonably determines that maintaining such health and insurance plans in full force and effect for the benefit of the Executive until eighteen
(18) months from the date of cessation of employment is not feasible, the Company shall pay the Executive a lump sum equal to the estimated cost of maintaining such plans for eighteen (18) months, or


                                             (ii)     the Executive may resign
his employment from the Company and, except as set forth in Section 3(b) below, receive as "Severance Benefits" the continuation for the twenty-four (24) months immediately following such Change of Control or the provision of written notice under this Agreement, whichever is later, of his salary and benefits then in effect and the vesting and immediate exercisability of any stock options held by him at that time.

Except as set forth in Section 3(c) below in connection with Severance Benefits provided pursuant to clause (i) of this Section 3(a), the Severance Benefits to be provided by the Company under this provision shall be provided without regard to whether the Executive becomes employed by another employer. In addition, the Executive may elect to receive, at his sole option, the total Severance Benefits due him at no discount, in one lump sum payment, payable immediately upon notice to the Company within thirty (30) days after the Executive resigns or his employment is terminated pursuant to this Section 3(a).

                                     (b)     Excess Parachute Payment Limitation
on Severance Benefits. Notwithstanding the foregoing provisions of Section 3(a), the aggregate value of all Severance Benefits provided for under this Agreement, when added to the value of all other payments or benefits payable to or with respect to the Executive (even though not paid or provided pursuant to this Agreement) which constitute "parachute payments" under IRC Section 280G shall be reduced to the extent necessary so that none of such benefits and payments (whether or not paid or provided pursuant to this Agreement) constitute "excess parachute payments" on which an excise tax is imposed pursuant to IRC Section 4999. Any such reduction shall normally be effected first by reducing taxable payments or benefits and then by reducing nontaxable payments and benefits, with noncash payments or benefits being reduced before cash payments or benefits in each such category, unless the Company and Executive otherwise agree.

                                     (c)     Non-Competition.  Notwithstanding
the foregoing provisions of Section 3(a), all Severance Benefits provided pursuant to clause (i) of Section 3(a) otherwise continuing for periods after the Executive's termination of employment shall cease to be paid, and the Company shall have no further obligation due with respect thereto, in the
event the  Executive  engages in "Competition"   or  makes   any   "Unauthorized
Disclosure   of   Confidential Information."  In addition,  in exchange for the
Severance Benefits as provided herein pursuant to clause (i) of Section 3(a), for the other provisions of this Agreement and for other valuable
consideration  hereby  acknowledged,   the Executive  agrees that he will not
engage in competition for a period of two (2) years after the Executive's employment with the Company ceases for any reason, including the expiration or nonrenewal of this Agreement. For purposes hereof:

                                    (i)  "Competition" means the Executive's
engaging, without the written consent of the Board of Directors of the Company or a person authorized thereby, in an activity as an officer, a director, an employee, a partner, a more than one percent shareholder or other owner, an agent, a consultant, or in any other individual or representative capacity within 50 miles of any branch office of the Company or any of its subsidiaries (unless the Executive's duties, responsibilities and activities, including supervisory activities, for or on behalf of such activity, are not related in any way to such competitive activity) if it involves:

                                                     (A)       engaging in or
entering into the business of any banking, lending or any other business activity in which the Company or any of its affiliates is actively engaged at the time the Executive's employment ceases, or

                                                     (B)       soliciting or
contacting, either directly or indirectly, any of the customers or clients of the Company or any of its affiliates for the purpose of competing with the products or services provided by the Company or any of its affiliates, or

                                                      (C)      employing or
soliciting for employment any employees of the Company or any of its affiliates for the purpose of competing with the Company or any of its affiliates.

                                            Notwithstanding the above, any
investment, activity or employment by or of the Executive in the Richmond market area, including the Cities of Richmond and Petersburg and the Counties of Hanover, Henrico, Goochland, Powhatan, Chesterfield, Prince George, Charles City and New Kent, shall not constitute Competition.

                                    (ii)     "Unauthorized Disclosure of
Confidential Information" means the disclosure of information in violation of
Section 5 of this Agreement.

                                    (iii)     All determinations regarding
whether the Executive has engaged in Competition or made an Unauthorized Disclosure of Confidential Information under this Agreement shall be made by the Board of the Directors of the Company reasonably and in good faith.

                                    (iv)     For purposes of this Agreement,
"customers" or "clients" of the Company or any of its affiliates means individuals or entities to whom the Company or any of its affiliates has provided banking, lending, or other similar financial services at any time from January 1, 1997 through the date the Executive's employment with the Company ceases.
                                     (d)     Change of Control Defined.  For
purposes of this Agreement, a "Change of Control" shall mean:

                                             (i)      the acquisition by any
individual, entity or group (within the meaning of Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities; provided, however, that the following acquisitions shall not constitute a Change of Control:

                                                      (A)      any acquisition
directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);

                                                      (B)      any acquisition
by the Company;

                                                      (C)      any acquisition
by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                                                      (D)      any acquisition
pursuant to a reorganization, merger or consolidation by any corporation owned or proposed to be owned, directly or indirectly, by shareholders of the Company if the shareholders' ownership of securities of the corporation resulting from such transaction constitutes a majority of the ownership of securities of the resulting entity and at least a majority of the members of the Board of Directors of the corporation resulting from such transaction were members of the Incumbent Board as defined in this Agreement at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

                                                      (E)      any acquisition
resulting from negotiations that began on or before April 30, 1998;  or

                                             (ii)     where individuals who, as
of the inception of this Agreement, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors; provided, however, that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than a member of the Board of Directors; or

                                             (iii)    the shareholders of the
Company approve, or the Company otherwise consummates,

                                                      (A)      a merger,
statutory share exchange, or consolidation of the Company with any other corporation, except as provided in subparagraph (i)(D) of this section; provided however, that the approval by shareholders of the Company or any of its predecessors of an agreement entered into on or before April 30, 1998 shall not constitute a Change of Control herein, or

                                                      (B)      the sale or other
disposition of all or substantially all of the assets of the Company.

                                     (e)     Cause.  For purposes of this
Agreement, "Cause" shall include but not be limited to:

                                     (i)     willful misconduct of the Executive
in connection with the performance of his duties which the Company believes does or may result in material harm to the Company;

                                     (ii)    misappropriation of funds or
property of the Company by the Executive;

                                     (iii)   disloyalty or dishonesty;

                                     (iv)    the failure of the Executive to
perform any of the duties and responsibilities required by his job (other than by reason of Disability); or


                                     (v)     the Executive's conviction of a
felony or misdemeanor involving moral turpitude.

                                     (f)     Good Reason.  For purpose of this
Agreement, "Good Reason" shall mean:

                                     (i)     the continued assignment to the
Executive of duties inconsistent with the Executive's position, authority, duties or responsibilities as contemplated by Section 1 hereof;

                                     (ii)    any action taken by the Company
which results in a substantial reduction in the status of the Executive, including a diminution in his position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and/or inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                                     (iii)   the relocation of the Executive to
any other primary place of employment which might require him to move his residence which, for this purpose, includes any reassignment to a place of employment located more than 50 miles from the Executive's initially assigned place of employment, without the Executive's express written consent to such relocation;

                                             (iv)     any reduction in the
Executive's annual base salary in effect at the time of the Change of Control or
any  uncompensated  exclusion  of Executive  from  participation   (other  than
an  isolated,   insubstantial  or inadvertent  failure  not  occurring  in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive) in any plans, programs or forms of compensation or benefits that the Company or its subsidiaries provide to the class of employees that includes the Executive, on a basis not less favorable than that provided to such class of employees, provided however, a reasonable transition period following any merger, statutory share exchange, consolidation or acquisition or transaction involving the Company or any of its subsidiaries shall be permitted in order to make appropriate adjustments in compliance with this obligation,; or

Notwithstanding the above, "Good Reason" shall not include the removal of the Executive as an officer of any subsidiary of the Company (including the Bank) in order that he might concentrate his efforts on the Company.

                            4.  Employment at Will and Other  Termination  of or
Resignation from Employment.

                                     (a)     At Will Employment.  The Executive
and the Company acknowledge that the employment of the Executive by the Company or the Bank is "at will," and the Executive's employment may be terminated by either the Company or the Executive at any time except that the Company may not terminate the employment of the Executive without Cause in connection with or in contemplation of a Change of Control unless the Executive receives the Severance Benefits described in paragraph (ii) of Section 3(a) hereof.

                                     (b)     Termination for Cause.  If the
Executive's employment shall be terminated for Cause, this Agreement shall terminate without further obligation to the Executive other than to pay to the Executive his annual base salary through the date of termination. If the Executive terminates his employment other than for Good Reason, this Agreement shall terminate without further obligation to the Executive.

                                     (c)     Resignation Other Than for Good
Reason. Except as contained in any other written agreement or amendment of this Agreement, if the Executive resigns or voluntarily leaves the employment of the Company for other than for Good Reason or pursuant to paragraph 3(a)(iv), this Agreement shall terminate without further obligation to the Executive.

                                     (d)     Death or Disability.  The
Executive's employment under this Agreement shall cease automatically upon the Executive's death. In the event of cessation of employment due to death of the Executive after a Change of Control, his survivors, designees or estate shall continue to receive, in addition to all other benefits accruing upon death, full compensation hereunder for a period of three (3) months following the month in which his death occurred. If the Company determines that the Disability, as hereinafter defined, of the Executive has occurred, it may terminate the Executive's employment and this Agreement upon thirty (30) days' written notice provided that, within thirty (30) days after receipt of such notice, the Executive shall not have returned to full-time performance of his assigned duties. "Disability" shall mean the absence of the Executive from his assigned duties with the Company on a full-time basis for the greater of ninety (90) consecutive calendar days or the longest waiting period under any long term disability insurance contract or program provided to him as an employee as a result of incapacity due to mental or physical illness or disability as determined by a physician selected by the Company. In the event of the termination of the Executive's employment due to his Disability, this Agreement shall terminate without further obligation to the Executive.

                            5.       Confidentiality.  The Executive recognizes
that as an employee of the Company he will have access to and may participate in the origination of non-public, proprietary and confidential information and that he owes a fiduciary duty to the Company. Confidential information may include, but is not limited to, trade secrets, customer lists and information, internal corporate planning, methods of marketing and operation, and other data or information of or concerning the Company or its customers that is not generally known to the public or in the banking industry. The Executive agrees that he will never reveal any such confidential information, either directly or indirectly, to any third party except as may be authorized in writing specifically by the Company.

                            6.       Severability.  If any provision of this
Agreement, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Agreement and shall not invalidate or affect the other provisions of this Agreement, which shall remain in full force and effect and shall be enforceable according to their terms. No covenant shall be dependent upon any other covenant or provision herein, each of which stands independently.

                            7.       Modification.  The parties expressly agree
that should a court find any provision  of  this  Agreement,   or  part thereof,
to be unenforceable or unreasonable, the court may modify the provision, or part thereof, in a manner which renders that provision reasonable, enforceable, and in conformity with the public policy of Virginia.

                            8.       Governing Law.  This agreement shall be
governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                            9.       Notices.  All written notices required by
this Agreement shall be deemed given when delivered personally or sent by registered or certified mail, return receipt requested, to the parties at their addresses set forth on the signature page of this Agreement. Each party may, from time to time, designate a different address to which notices should be sent.

                            10.      Amendment.  This Agreement may not be
varied, altered, modified or in any way amended except by an instrument in writing executed by the parties hereto or their legal representatives.

                            11.      Binding Effect.  This Agreement shall be
binding upon the Executive and on the Company, its successors and assigns effective on the date first above written subject to the approval by the Board of Directors of the Company. The Company will require any successor to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                            12.      Entire Agreement.  This Agreement
constitutes the entire agreement of the parties with respect to the matters addressed herein and it supersedes all other prior agreements and understandings, both written and oral, express or implied, with respect to the subject matter of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written herein.


                                           SECOND NATIONAL FINANCIAL CORPORATION

                                           By__________________________________

                                            Its________________________________

                                           102 South Main Street
                                           Culpeper, Virginia 22701

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                                           JEFFREY W. FARRAR
                                           "EXECUTIVE"

                                           Address:

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